SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2001

                                PHOTOWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Washington                 000-15338                 91-0964899
(State or other jurisdiction   (Commission File No.)       (IRS Employer
   of incorporation)                                       Identification No.)

                              1260 16th Avenue West
                            Seattle, Washington 98119
                     (Address of principal executive office)

                                 (206) 281-1390
               (Registrant's telephone number including area code)

Item 5. Other Events.

     On August 9, 2001, PhotoWorks, Inc. (the "Company") issued a press release announcing the results of the quarter and nine months ended June 30, 2001. In addition, the press release announced the resignation of the Company's President, Howard Lee. The August 9, 2001 press release is attached to this report at Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated August 9, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PHOTOWORKS, INC.


                                              By: /s/ Loran Cashmore Bond
                                                  Loran Cashmore Bond
                                                  Chief Financial Officer and
                                                  Treasurer